                                                                  EXHIBIT 10.1

                                    SUBLEASE



      THIS SUBLEASE ("Sublease") is made as of June 28, 1996 by and between RAYCHEM CORPORATION, a Delaware corporation ("Sublessor"), and MEMRY CORPORATION, a Delaware corporation ("Sublessee").

                                R E C I T A L S
                                - - - - - - - -

      A. 4065 Associates, a California partnership, as successor-in-interest to Frances E. Nelson ("Landlord"), and Sublessor, as Tenant, are parties to a certain Industrial Park Lease dated as of April 25, 1983, as amended by (i) that certain First Amendment to Lease dated as of May 8, 1989 by and between Sublessor and Frances E. Nelson, (ii) that certain Second Amendment to Lease dated as of June 10, 1992 by and between Sublessor and Landlord and (iii) that certain Third Amendment to Lease dated as of June 7, 1995 by and between Sublessor and Landlord (as so amended, the "Lease"). Under the Lease, Landlord has leased to Sublessor certain premises located at 4065 Campbell Avenue, San Mateo County, Menlo Park, California and more particularly described in Section 1 below. (Capitalized terms not otherwise defined in this Sublease shall have the meanings given to them in the Lease; all Section references in this Sublease shall refer to provisions of the Lease.) The Lease is attached hereto as

Exhibit A and incorporated herein.
- ---------

      B. This Sublease is entered into pursuant to, and in connection with the closing under, that certain Asset Purchase Agreement dated as of May ___, 1996 ("Purchase Agreement") between the parties providing for, among other things, the sale of "Acquired Assets" and "Assigned Assets" (as those terms are defined in the Purchase Agreement) of Sublessor.

      C. Sublessor now desires to sublease to Sublessee, and Sublessee desires to sublease from Sublessor, on the terms and conditions contained herein, the Premises.

      NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

      1.   SUBLEASE.  Sublessor hereby subleases to Sublessee, and Sublessee
           --------
hereby subleases from Sublessor, the demised premises as described in Exhibit A to the Lease, together with all buildings, improvements, fixtures located thereon and appurtenances thereto (the "Demised Premises"), on the terms and conditions contained in this Sublease.

      2.   TERM. The term of this Sublease ("Sublease Term") shall commence on
           ----
the Closing Date (as defined in the Purchase Agreement) and, unless sooner terminated as herein provided, shall end on September 30, 1998. Sublessee shall have no right or option to extend the Sublease Term under any circumstances.

      3.   CONDITION OF PREMISES.
           ---------------------

      (a) In entering into this Sublease Sublessee has not relied upon or been induced by any statements or representations of any persons with respect to the physical condition of the Demised Premises or with respect to any other matter affecting the Demised Premises, that might be pertinent in considering the subleasing of the Demised Premises or the execution of this Sublease, except for the representations of Sublessor specifically relating to the Demised Premises contained in Section 3 of the Purchase Agreement. Sublessee has, except for the foregoing representations, relied solely on such investigations, examinations and inspections of the Demised Premises as Sublessee has chosen to make or have made on its behalf. Sublessee acknowledges that Sublessor has afforded Sublessee the opportunity for full and complete investigations, examinations and inspections of the Demised Premises. Upon taking possession of the Demised Premises Sublessee shall be deemed to have accepted the Demised Premises in an "as-is" condition. Sublessor shall have the right to remove from the Demised Premises (i) Sublessor's proprietary security system and (ii) the communications system embodied by the computer software and hardware at the Demised Premises linking the Demised Premises to other facilities of Sublessor, but excluding therefrom the telephones and cable and wire connectors relating thereto. Such removal may occur before or after the commencement of this Sublease, and Sublessee shall grant Sublessor reasonable access to the Demised Premises for purposes of such removal.

      (b) Sublessee shall be fully responsible for maintenance, repair and surrender of the Demised Premises as provided in Articles 7, 11 and 13 and
Section 16.3 of the Lease. Sublessor shall not be required to make any improvements to the Demised Premises; Sublessee shall not install any alterations, additions or improvements in the Demised Premises (including signs), unless it shall first submit to Sublessor plans therefor and obtain the written consent of Sublessor and Landlord, as provided in the Lease.

      (c) Sublessee acknowledges that Sublessor shall have no obligation or responsibility with respect to security for the Demised Premises, all of which shall be the sole responsibility of Sublessee, which shall take all necessary and appropriate measures to safeguard the personal safety and security of persons and property in the Demised Premises.

      4.   RENT.  Sublessee shall pay to Sublessor, monthly on or before the
           ----
first day of each calendar month throughout the Sublease Term, rent (as the same may be adjusted as provided in the Lease) in the amount set out in Section 2.1 (as amended by the Third Amendment to the Lease, and shall pay in addition all amounts for insurance, taxes and other fees payable to Landlord pursuant to Sections 5.1, 10.5 and 11.4 and Article 15 of the Lease (collectively, "Rent"). Rent shall be paid to Sublessor, without deduction or offset of any kind, in lawful money of the United States of America at Sublessor's address for notices set forth in Section 10 hereof or to such other person or at such other place as Sublessor may from time to time designate in writing, provided, however, that any such written notice shall not be effective until five (5) days following receipt thereof by Sublessee. Upon execution of this Sublease, Sublessee shall pay to Sublessor the first full month's Rent or such lesser amount equal to the number of days remaining in said month multiplied by the monthly rent divided by 30.

      5.   INCORPORATION OF LEASE.
           ----------------------

      (a) This Sublease is subject to all of the terms and conditions of the Lease, all of which are hereby incorporated by reference, except for the
                                                          ------ ---
following provisions: Sections 2.4, 2.5 (as added by the Third Amendment to Lease) and 17.4 of the Lease. Without limiting the scope of the foregoing, Sublessee acknowledges that it shall have no right to renew the term of the Lease or this Sublease. All references in the Lease to Landlord, Tenant, demised premises and Lease Term shall, for purposes of incorporation thereof into this Sublease, mean and refer to Sublessor, Sublessee, Demised Premises and Sublease Term, respectively. Sublessee hereby agrees to assume and perform, fully and in a timely manner for the benefit of Sublessor, each and all of the conditions, covenants and obligations to be performed by Sublessor, as Tenant under the Lease, to the extent said conditions, covenants and obligations are incorporated in this Sublease. Without limiting the foregoing, Sublessee shall not commit or permit to be committed on the Demised Premises any act or omission which shall violate any term, covenant or condition of the Lease. To the extent Rent is paid by Sublessee directly to Sublessor pursuant to Section 4 above, Sublessor shall timely make the corresponding payments due under the Lease; in addition, so long as Sublessee shall continue to perform all obligations imposed upon it under this Sublease, Sublessor shall take no action which could result in a termination of the Lease by Landlord.

      (b) With respect to the obligations imposed upon Sublessor hereunder in accordance with subparagraph (a) above, Sublessor's liability shall be limited to exercising commercially reasonable efforts to cause Landlord to perform such obligations owed to the Sublessor under and pursuant to the Lease. Except as aforesaid, Sublessor shall have no additional or further liability to Sublessee under this Sublease and shall not be liable to Sublessee for any breach or default by Landlord under the Lease.

      (c) In determining whether to grant or withhold any consent or approval hereunder, Sublessor may expressly condition the same upon the consent or approval of Landlord, as applicable.

      (d) Notwithstanding anything to the contrary contained herein, whenever any provision of the Lease incorporated herein specifies a time period in connection with the performance of any act by Sublessee hereunder, or the exercise of any right or remedy by Sublessor hereunder, such time period shall be shortened in each instance by three days for the purpose of incorporation into this Sublease.

      (e) This Sublease is and shall be at all times subject and subordinate to the Lease, including all rights of Landlord thereunder. Without limiting the generality of the foregoing, in the event of termination of Sublessor's interest under the Lease for any reason (including, without limitation, upon the occurrence of any casualty or condemnation pertaining to the Demised Premises), this Sublease shall terminate coincidentally therewith without any liability of Sublessor to Sublessee.

      (f) In the event of conflict between any provision of the Lease and any provision of this Sublease, the latter shall control.

      6.   INSURANCE.  Sublessee shall provide and/or pay for insurance as
           ---------
provided in Articles 9 and 10 of the Lease, and shall maintain such additional insurance as Sublessor may from time to time reasonably require. Such liability insurance shall name, as additional insureds, Landlord, Sublessor and other parties required to be named under said Section, and a policy or certificate thereof shall be provided to Sublessor not later than the commencement of the Sublease Term.

      7.   HOLDOVER.  Under no circumstances shall Sublessee be permitted to
           --------
holdover following the end of the Sublease Term. If Sublessee has not fully surrendered possession of the Demised Premises, in the manner required hereby, on or before termination of this Sublease, all of the terms, covenants and agreements hereof shall continue to bind Sublessee to the extent applicable, except that (a) the monthly Rent shall be equal to one-hundred-fifty percent (150%) of the entire rent and all other sums payable by Sublessor under the Lease, and (b) Sublessee shall indemnify and defend Sublessor against, and hold Sublessor harmless from, any and all claims, losses and liabilities for damages, consequential or otherwise, resulting from Sublessee's failure to surrender possession, including, without limitation, any such claims by Landlord.

      8.   WAIVER AND INDEMNIFICATION.
           --------------------------

      (a) Sublessor shall not be liable or responsible in any way for, and Sublessee hereby waives all claims against Sublessor with respect to or arising out of, any death or injury of any nature whatsoever that may be suffered or sustained by Sublessee or its employees, agents, licensees, contractors, subcontractors, customers, invitees, guests, or parties permitted to enter the Demised Premises by any of the foregoing (Sublessee and such persons collectively "Sublessee Parties"), from any causes whatsoever, or any loss or damage or injury to any property outside or within the Demised Premises belonging to Sublessee Party, or any other person, except to the extent such injury or damage (i) arose prior to the date hereof or
(ii) is caused by the negligence or willful misconduct of, or breach of this Sublease by, Sublessor or its employees, agents, licensees, contractors, subcontractors, customers, invitees, or guests (Sublessor and such persons collectively "Sublessor Parties").

      (b) Sublessee shall indemnify, defend (with legal counsel acceptable to Sublessor) and hold Sublessor, Landlord and their respective shareholders, officers, agents, employees, successors and assigns harmless from any and all losses, damages, claims, demands, judgments or liability actually incurred by it for any damage to any property (including diminution in value of the Demised Premises or damages from loss or restriction on use of the Demised Premises) or injury, illness or death of any person (i) occurring in or on the Demised Premises, or any part thereof, arising from any cause which occurred on or after the date hereof, except to the extent caused by the negligence or willful misconduct or breach of this Sublease by Sublessor Parties; (ii) arising out of or in connection with the handling, storage, use, generation, treatment, manufacture, other management or Release of any Hazardous Materials by any Sublessee Party; or (iii) resulting from a breach of this Sublease by Sublessee.

      (c) Sublessor shall indemnify, defend (with legal counsel acceptable to Sublessee) and hold Sublessee and its shareholders, officers, agents, employees, successors and assigns harmless from any and all losses, damages, claims, demands, judgments or liability actually incurred by it for any damage to any property (including diminution in value of the Demised Premises or damages from loss or restriction on use of the Demised Premises) or injury, illness or death of any person (i) occurring in or on the Demised Premises, or any part thereof, arising from any cause which occurred before the date hereof, except to the extent caused by the negligence or willful misconduct or breach of this Sublease by Sublessee Parties; (ii) arising out of or in connection with the handling, storage, use, generation, treatment, manufacture, other management or Release of any Hazardous Materials by any Sublessor Party; or (iii) resulting from a breach of this Sublease by Sublessor.

      9.   HAZARDOUS MATERIALS
           -------------------

      A.   Definitions.
           -----------

      As used herein, the term "Hazardous Materials" shall mean any hazardous wastes, materials or substances and other pollutants or contaminants, which are or become regulated by any federal, state or local laws, ordinances, regulations, rules or requirements, including but not limited to, the Resource Conservation and Recovery Act, as amended, (42 U.S.C. sections 6901 et seq.),
                                                                    -- ---
the Comprehensive Environmental Response,

Compensation and Liability Act, as amended, (42 U.S.C. (S)(S) 9601 et seq.), the
                                                                   -- ---
California Hazardous Materials Control Act, as amended, (Cal. Health & Safety Code (S)(S) 25100 et seq.), the California Hazardous Substance Account Act, as
                  -- ---
amended, (Cal. Health & Safety Code (S)(S) 25300 et seq.) and the Safe Drinking
                                                 -- ---
Water and Toxic Enforcement Act (Cal. Health & Safety Code (S) 25249.8) (Proposition 65). Without limiting the above, the term "Hazardous Materials" also includes petroleum (including crude oil and any of its fractions), radioactive materials, asbestos, pesticides, PCBs, and medical or biologic wastes.

      B.   Compliance with Law.
           -------------------

      (1) Sublessee shall comply with all federal, state and local laws, ordinances, regulations, rules or requirements relating to the use, condition, and occupancy of the Demised Premises, including but not limited to those relating to worker safety, public health and the environment ("Applicable Laws"). Specifically, but without limiting Sublessee's obligations described above, Sublessee shall establish and adhere to any hazardous material management plan (the "Plan") required by the County of San Mateo, City of Menlo Park or any other federal, state or local governmental agency having jurisdiction ("Agency"). If a Plan is required, Sublessee shall, following reasonable notice by Sublessor and at reasonable times specified by Sublessee, allow Sublessor to inspect the Demised Premises for compliance with the Plan, and Sublessee shall correct any items not in compliance with Applicable Laws. Sublessor shall not inspect the Demised Premises pursuant to the authority provided by this section more frequently than twice a year. Sublessee also shall not cause, maintain or permit any nuisance in, on or about the Demised Premises, and shall not install any tanks outside or within the Demised Premises, above or below ground, without the express written consent of Sublessor.

      (2) If an Agency directs Landlord, Sublessee and/or Sublessor to take any action with respect to the presence, release or threatened release of any Hazardous Materials on, under or about the Demised Premises, and that directive arises out of Sublessee's use or occupancy of the Demised Premises, Sublessee shall promptly commence and thereafter diligently prosecute to completion, at Sublessee's sole expense, any and all actions required by the Agency. Sublessor shall retain the right to review and approve any remediation action proposed by Sublessee. Sublessee shall notify Sublessor prior to taking any action in response to the directive.

      C.   Sublessee's Use of Hazardous Materials.
           --------------------------------------

      (1) Sublessee shall not, and Sublessee shall not permit Sublessee Parties to, manage, handle, store or use in any way on the Demised Premises any Hazardous Materials other than those ordinarily used in connection with the business of designing, developing, processing, manufacturing and marketing nickel-titanium alloy compounds for OEM applications without prior approval by Sublessor. All activity involving Hazardous Materials must be in compliance with all Applicable Laws. Sublessee Parties shall not spill, leak, pump, pour, emit, empty, discharge, inject, leach, dump or dispose (hereinafter "Release") any Hazardous Materials onto, into or about the Demised Premises except in a manner consistent with Applicable Laws. Upon Sublessor's request, Sublessee shall provide Sublessor with a list of all Hazardous Materials managed, handled, stored, used, or located on the Subleased Premises at any time during the Sublease Term. Submission of a complete, accurate and current Hazardous Material Inventory Statement prepared pursuant to the Plan shall suffice as a list of all Hazardous Materials required pursuant to this section. Sublessee shall comply fully, including the completion of any corrective or remediation action, with any premises closure requirements under Applicable Law not later than the end of the Sublessee Term.
               --- ----- ----

      (2) Sublessee shall have an individual on staff (on at least a part-time basis) who is trained and assigned to handle environmental, health and safety matters, such as, but not limited to, radiation safety and emergency planning.

      D.   Sublessor's Right to Inspect.
           ----------------------------

      Upon prior written notice to Sublessee, Sublessor shall have the right at all times during the Sublease Term to conduct a reasonable inspection of the Demised Premises, including performing reasonable tests and investigations to determine if Sublessee is in compliance with the terms of this Sublease. In conducting these inspections, Sublessor shall use its best efforts not to unreasonably disrupt Sublessee's business operations. Sublessor shall bear the cost of any tests and/or investigations, except that the cost of such tests and/or investigations shall be borne by Sublessee if both (a) the tests and/or investigations indicate that Hazardous Materials are present on or under the Demised Premises at concentrations exceeding levels for which remediation is required under any Applicable Law, and (b) Sublessee is responsible for the presence of such Hazardous Materials. For purposes of this Agreement, there shall be a rebuttable presumption that Sublessee is responsible for the presence of the contamination if the Hazardous Materials found are the same as, or the breakdown products of, Hazardous Materials managed, handled, stored or used in any way on the Demised Premises at any time during the term of the Sublease by any Sublessee Party. With respect to such rebuttable presumption, where it can be shown with respect to specific damages that: (a) no specific event or occurrence gave rise to the specific damages; and (b) both Sublessee and Sublessor engaged in a highly similar activity involving the same Hazardous Materials, which activity and Hazardous Materials gave rise to the specific damages over time; then the relative time periods in which Sublessee and Sublessor engaged in the activity shall be admissible evidence regarding their respective liability for the specific damages.

           E.     Notices.
                  -------

      Sublessee will immediately notify Sublessor orally (with a written follow-up notice within five days) if Sublessee knows or has reasonable cause to believe that a Hazardous Material has come or will come to be located on, in, about or beneath the Demised Premises other than in compliance with applicable law. Sublessee also shall notify Sublessor of (a) any formal or informal correspondence or communication from any Agency concerning the presence of Hazardous Materials on or migrating to or from the Demised Premises, or the violation or possible violation of any Applicable Law; or (b) any claims made or threatened by any third party relating to loss, damage or injury claimed to have been caused by any Sublessee Party's handling, storage or use of any kind of Hazardous Materials on the Demised Premises or any Sublessee Party's alleged violation of any Applicable Laws.

      F.   Remediation of Hazardous Materials.
           ----------------------------------

      If a Release of any Hazardous Material occurs on the Demised Premises during the term of the Sublease as a result of any act or omission of any Sublessee Party, Sublessee, at its sole expense, shall (a) promptly make all reasonable efforts to contain and mitigate such Release, (b) provide prompt notification to the proper authorities if required by any Applicable Law, and
(c) upon notice to Sublessor and with Sublessor's approval, investigate and take all appropriate removal or remedial actions necessary to comply with any Applicable Law. The provisions of Sections 8 and 9 of this Sublease shall survive the expiration or termination of this Sublease.

      10.  NOTICES.  All notices, demands, statements and other communications
           -------
that may or are required to be given by either party to the other hereunder shall be in writing and shall be (i) personally delivered or sent via facsimile (so long as any facsimile transmission shall have a copy thereof further delivered concurrently in the manner specified in either of the following clauses), or (ii) sent by the United States mail, certified or registered, postage prepaid, return receipt requested, or (iii) delivered by a reputable overnight courier service and, in any case, addressed as follows:

      If to Sublessor:  Raychem Corporation
                        300 Constitution Drive
                        Menlo Park, CA  94025-1164
                        Attn: Real Estate Manager
                              106/8700
                        FAX:  (415) 361-5090

      If to Sublessee:  Memry Corporation
                        57 Commerce Drive
                        Brookfield, CT  06804
                        Attn:  Mr. James G. Binch
                        FAX:  (203) 740-2503

Notices shall be deemed to have been fully given upon actual receipt or, if delivery thereof is refused, then upon such refusal to accept delivery (provided that there is reasonable evidence of such refusal).

      11.  MISCELLANEOUS.
           -------------

      (a) This Sublease may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

      (b) This Sublease cannot be changed or terminated orally. Except as expressly provided in the Purchase Agreement, all understandings and agreements heretofore made between the parties are merged in this Sublease, which alone fully and completely expresses the agreement between Sublessor and Sublessee.

      (c) Each and every indemnification set forth in, or incorporated into, this Sublease shall survive the termination hereof.

      (d) This Sublease shall not become effective unless and until Sublessor and Sublessee have executed and delivered same, and Landlord has executed and delivered a Consent in the form attached hereto as Exhibit B. By delivering
                                                   ---------
this Sublease, each party hereby represents and warrants to the other that such execution and delivery has been duly authorized by all necessary corporate action and that the person(s) executing same have been duly authorized to do so.

      (e) Sublessee shall have no right to assign this Sublease or sublet all or any part of the Demised Premises without the prior written consent of Sublessor and Landlord.

      (f) Upon the commencement of the Sublease Term, Sublessee shall separately arrange, in its own name, for the provision of all utility services to the Demised Premises, as well as any other such services not provided by Landlord.

      (g) This Sublease shall be construed and enforced in accordance with California law.

      IN WITNESS WHEREOF, the parties have executed this Sublease of the date hereinabove set forth.

Sublessor:                     RAYCHEM CORPORATION, a
                               Delaware corporation

                               By:  /s/ Andrew F. Roake
                                    -------------------------

                               Its: Vice President
                                    -------------------------


Sublessee:                     MEMRY CORPORATION, a Delaware
                               corporation

                               By:  /s/ William H. Morton, Jr.
                                    --------------------------
                               Its: Senior Vice President
                                    -------------------------

                               By:  _________________________

                               Its: _________________________

                                   EXHIBIT A
                                   ---------

                                     LEASE
                                     -----

                                   EXHIBIT B
                                   ---------

                                LANDLORD CONSENT
                                ----------------